EXHIBIT 99.1

Aebi Schmidt Group reports continued growth in Net Sales and Profitability in a challenging market environment, updates full-year 2026 outlook

  Q3 2026 Order Intake of $528m, up 2.0% vs Q3 2025 and Order Backlog of $1.3b, expanding 16.4% vs Q3 2025 on the back of good demand particularly in Airport, Municipal and for Walk-In Van solutions
  Net Sales of $493m in Q3 2026, up 4.6% vs Q3 2025, supported by very strong performance in Walk-In Vans
  Gross Margin of 19.2% in Q3 2026, down 80bps vs Q3 2025 due to ongoing high inflationary pressure
  Adjusted EBITDA1 of $44.2m in Q3 2026, up 4.9% vs Q3 2025, representing an unchanged 9.0% of Net Sales, overcoming gross margin performance with accelerated synergy realization and cost management
  Net Income substantially improved to $10.8m in Q3 2026, up $9.6m vs Q3 2025
  Aebi Schmidt Group updates full-year 2026 guidance2 to Net Sales of $1.95b to $2.00b, Adjusted EBITDA1 of $170m to $180m and leverage at year-end of <2.5x
  Recently announced planned acquisition of O.J. Watson Company Inc, a municipal and commercial upfitter based in Denver, Colorado, generating around $28m in Net Sales in its last fiscal year, and giving Aebi Schmidt direct presence in the Rocky Mountains

FRAUENFELD, Switzerland, Nov. 11, 2026 (GLOBE NEWSWIRE) -- Aebi Schmidt Group (NASDAQ: AEBI) (“Aebi Schmidt”, the “Group”, or the “Company”), a world-class specialty vehicles leader, reports continued growth in Net Sales and Profitability, navigating a challenging market environment.

“Aebi Schmidt delivered a solid performance navigating a challenging market environment marked by cost inflation, geopolitical uncertainty, and supply chain disruptions,” said Barend Fruithof, Chairman and Group CEO of Aebi Schmidt. “We responded quickly by accelerating synergy realization and cost measures to deliver strong profitability, while advancing the transformation of the combined organization at a remarkable pace through an expanded leadership structure and an optimized operational footprint.”

Third Quarter 2026 Financial Results

  Order Intake in Q3 2026 increased 2.0% vs Q3 2025, driven by North America despite softness in select end markets and weaker demand from China and the Middle East driven by geopolitical conflicts
  Order Backlog, as of September 30, 2026, grew 16.4% to $1.3b vs September 30, 2025, driven by continued strength in Airport and Municipal and a growing Walk-in-Van backlog, extending into 2027
  Net Sales of $493m, a solid 4.6% increase vs Q3 2025
    North America Net Sales with strong organic growth of 7.9% vs Q3 2025, reflecting improvements in Municipal and outstanding performance in the Walk-In Van operations
    Europe and RoW Net Sales decreasing 3.6% vs Q3 2025, with weaker Rest of the World partially countered by strong performance in core European markets, but also impacted by supply chain disruptions
  Gross Margin of 19.2% in Q3 2026, down 80bps vs Q3 2025 primarily due to ongoing high inflationary pressure, with delayed materialization of executed sales price increases
  Adjusted EBITDA1 in Q3 2026 of $44.2m, a solid 4.9% increase vs Q3 2025
    North America Adjusted EBITDA of $37.2m, a strong increase of $2.9m or 8.4% vs prior year quarter, supported by synergy realization which more than compensated the temporary gross margin pressure
    Europe and RoW Adjusted EBITDA of $7.0m, a decrease of $0.8m or 10.6% vs prior year quarter, with disciplined cost management mitigating the effects of supply chain disruptions
  Q3 2026 Net Income of $10.8m, representing a ninefold increase versus $1.2m in Q3 2025

“We remain focused on increasing profitability and driving sustainable gross margin improvement,” commented Marco Portmann, Group CFO. “We accelerated operational improvements and maintained strict cost discipline to mitigate margin pressure in the short term, while executing sales pricing measures that will drive margin recovery in 2027.”

  Net Working Capital1 at $465m at the end of Q3 2026, up 3.0% or $13m vs the end of Q3 2025 vs an increase in net sales of 4.6% and high material cost inflation, driven by further underlying efficiency improvements
  Net Debt1 of $446m at the end of Q3 2026, a reduction of $22m or 4.8% since the end of Q3 2025. Leverage1 at 2.66x at the end of Q3 2026, improving more than half a turn vs 3.24x at the end of Q3 2025

“Net Working Capital remained stable on a like-for-like basis despite continued growth, underscoring the strength of our operational execution and disciplined approach to working capital management,” commented Marco Portmann. “In addition, leverage continued to improve and is expected to further improve towards year-end on the back of our usual seasonal strong fourth quarter cash flow.”

Full Year 2026 Outlook

"We continue to grow our relative market position, supported by a very strong backlog, and we are compensating for temporarily reduced gross margins with strict cost management and accelerated measures," concluded Barend Fruithof. "Given the market headwinds and supply chain disruptions, we are updating our guidance for full year 2026."

Aebi Schmidt Group updates full-year 2026 guidance2 to Net Sales of $1.95b to $2.00b (formerly $1.95b to $2.15b), Adjusted EBITDA1 of $170m to $180m (formerly $175m to $195m) and leverage at year-end of <2.5x (formerly 2.0x or slightly above).

Third Quarter 2026 Earnings Call

The Company will host an earnings conference call and webcast today at 8:30am Eastern Time. Investors and analysts can access the conference call and webcast, including conference call materials, at https://www.aebi-schmidt.com/investors, or directly through:

  https://edge.media-server.com/mmc/p/gjezupnm for the webcast, and
  https://register-conf.media-server.com/register/BId260bf6084e54824bdfe201ea7da43e2 for the live conference call with the ability to ask questions during the Q&A.

_____________________________
[1] See Non-GAAP Financial Measures for additional information regarding non-GAAP financial measures.
[2] Guidance assumes stable macro-economic and political environment, with no further escalation of inflationary pressures or supply chain disruptions. Leverage guidance includes payments for acquisitions.

Media contact
Tina Fischer, Corporate Communication
media@aebi-schmidt.com
Phone: +41 44 308 58 48

Investor Contact
Simone Grancini, Director Investor Relations
investor.relations@aebi-schmidt.com
Phone: +41 44 308 58 77 | +1 920 259 0440	Further information https://www.aebi-schmidt.com https://www.youtube.com/AebiSchmidtGroup https://media.aebi-schmidt.com (pictures, logos)

About Aebi Schmidt Group
Aebi Schmidt Group (NASDAQ: AEBI) is a world-class specialty vehicles leader, positioned to accelerate growth and drive exceptional value. The Company is headquartered in Switzerland, employs approximately 6,000 employees, and operates production facilities and service and upfit centers across Europe and North America.

Forward-looking statements
This release contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2026 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates or targets in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings and attainment of acquisition synergies, potential capital and operational cash improvements, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts but instead represent only Aebi Schmidt's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of Aebi Schmidt's control. It is possible that Aebi Schmidt's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from Aebi Schmidt's historical experience and our present expectations or projections. More information about factors that potentially could affect our financial results is included in our filings with the SEC, which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Non-GAAP Financial Measures
To supplement its reporting of financial measures determined in accordance with generally accepted accounting principles in the United States ("GAAP"), Aebi Schmidt utilizes certain non-GAAP financial measures. Aebi Schmidt utilizes non-GAAP financial measures such as Adjusted EBITDA, Adjusted EBITDA margin, Net Working Capital and Net Debt to separate the impact of certain items from the underlying business. Because Aebi Schmidt uses these adjusted financial results in the management of its business, management believes this supplemental information is useful to investors for their independent evaluation and understanding of Aebi Schmidt's underlying business performance and the performance of its management. The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Aebi Schmidt's financial statements prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables. In addition, the non-GAAP financial measures included in this earnings announcement reflect management's judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.

The Company did not provide reconciliations of forward-looking non-GAAP financial measures, such as Adjusted EBITDA and Leverage, to the most comparable GAAP financial measure because the Company is unable to provide a meaningful or accurate calculation or estimation of reconciling items, and the information is not available without unreasonable effort. The Company is unable to address the probable significance of the unavailable information.

Aebi Schmidt Group Combined Financial Summary (Non-GAAP, unaudited)[1] (in thousands)

Adjusted EBITDA ($k)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	PYTD	YTD

Net Sales	471,325	528,371	455,545	496,408	493,107	1,378,816	1,445,060

Net Income / Loss	1,194	8,772	671	10,474	10,798	-6,075	21,943

Add (subtract)
Interest Expense	14,228	11,761	11,350	11,126	10,054	35,545	32,530
Depreciation & amortization	14,990	16,159	13,803	14,152	13,071	38,895	41,026
Income tax (benefit) / expenses	-447	2,036	488	4,848	7,022	-1,181	12,358
Restructuring and other related charges	12,759	6,391	4,216	1,541	3,375	19,198	9,132
Transaction related expenses and adjustments	5,988	562	434	414	426	26,321	1,274
Foreign exchange losses on external debt	-252	-371	300	-23	-930	3,331	-653
Pension related income, net	-1,025	-2,076	-776	-739	-746	-2,979	-2,261
Other	-5,238	4,839	2,631	320	1,177	-5,133	4,128
Adjusted EBITDA	42,197	48,073	33,117	42,113	44,247	107,922	119,477
Adjusted EBITDA (as % of Net Sales)	9.0%	9.1%	7.3%	8.5%	9.0%	7.8%	8.3%

PYTD includes Q1, Q2 and Q3 2025; YTD includes Q1, Q2 and Q3 2026

To aid investors and analysts with comparability for the combined business of Aebi Schmidt and The Shyft Group, the Company has also presented LTM Adjusted EBITDA for periods prior to June 30, 2025 on a "Combined" basis. Combined non-GAAP financial measures include results for both Aebi Schmidt and Shyft on a combined basis inclusive of periods prior to the acquisition. Information presented on a combined basis does not reflect pro-forma adjustments or other adjustments for costs related to integration activities, cost savings or synergies that have been or may be achieved if the business combination occurred on January 1, 2024.

Net Debt ($k) and Leverage	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026
Current portion of long-term debt	25,063	46,908	67,911	66,336	44,797
Long-term debt, less current portion	628,359	548,050	560,958	551,343	544,939
Total debt	653,422	594,958	628,869	617,679	589,736
Subtract
Cash and cash equivalents	125,971	98,512	115,886	109,734	86,969
Subordinated Shareholder Loans	58,897	59,101	58,213	57,592	56,617
Net Debt	468,554	437,345	454,770	450,353	446,150
Divide by
LTM Adjusted EBITDA	144,678	155,995	157,867	165,500	167,550
Net Debt Leverage	3.24x	2.80x	2.88x	2.72x	2.66x

Net Debt as defined in our Credit Facility Agreement, excluding long-term subordinated shareholder loans.

Net Working Capital ($k)	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026
Accounts receivable	297,322	310,755	271,241	276,267	282,219
Inventories	384,446	346,423	379,186	380,154	394,258
Accounts payable	-230,307	-234,642	-201,927	-207,281	-211,557
Total Net Working Capital	451,461	422,536	448,500	449,140	464,920

Net Working Capital is calculated as Accounts Receivable plus Inventory, less Accounts Payable

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ($k)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Sales	471,325	528,371	455,545	496,408	493,107
Cost of products sold	-377,212	-428,568	-368,156	-399,116	-398,534
Gross profit	94,113	99,803	87,389	97,292	94,573
Operating expenses:
Research and development	-8,735	-7,700	-6,701	-6,438	-6,334
Selling, general and administrative	-59,296	-57,053	-58,547	-55,702	-57,736
Amortization of purchased intangibles	-7,975	-8,193	-8,052	-8,414	-6,624
Other operating income (expense)	-610	459	1,279	302	-73
Total operating expenses	-76,616	-72,487	-72,021	-70,252	-70,767
Operating income	17,497	27,316	15,368	27,040	23,806
Other income (expense):
Interest expense	-14,227	-11,761	-11,350	-11,126	-10,054
Other income (expense)	-2,523	-4,747	-2,859	-592	4,068
Total other income (expense)	-16,750	-16,508	-14,209	-11,718	-5,986
Income (loss) before income taxes	747	10,808	1,159	15,322	17,820
Income tax (expense) benefit	447	-2,036	-488	-4,848	-7,022
Net income (loss)	1,194	8,772	671	10,474	10,798
Less: Net income (loss) attributable to non-controlling interest	-12	4	-24	-36	-16
Net income (loss) attributable to Aebi Schmidt Holding AG	1,206	8,768	695	10,510	10,814
Earnings (loss) per share:
Basic earnings (loss) per share	0.02	0.11	0.01	0.14	0.14
Diluted earnings (loss) per share	0.02	0.11	0.01	0.14	0.14
Basic weighted average common shares outstanding	76,963	76,991	77,106	77,181	77,258
Diluted weighted average common shares outstanding	77,134	77,300	77,406	77,520	77,546

CONDENSED CONSOLIDATED BALANCE SHEETS ($k)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Current assets:
Cash and cash equivalents	125,971	98,512	115,886	109,734	86,969
Accounts receivable, less allowance for credit losses	297,322	310,755	271,241	276,267	282,219
Contract assets	82,632	82,342	81,430	92,868	93,642
Inventories	384,446	346,423	379,186	380,154	394,258
Prepaid expense and other current assets	29,855	39,698	42,553	38,010	34,805
Total current assets	920,226	877,730	890,296	897,033	891,893

Property, plant and equipment, net	172,949	167,899	162,626	160,459	157,982
Goodwill	415,149	403,147	403,681	409,092	409,092
Intangible assets, net	341,341	334,726	326,532	320,261	313,294
Deferred tax assets	7,699	5,910	5,733	5,687	5,633
Right of use assets operating leases	164,925	167,162	166,166	170,881	165,651
Other assets	53,071	51,705	52,081	52,298	56,594
TOTAL ASSETS	2,075,360	2,008,279	2,007,115	2,015,711	2,000,139

Current liabilities:
Accounts payable	230,307	234,642	201,927	207,281	211,557
Accrued warranty	17,509	17,669	17,148	16,267	16,176
Accrued compensation and related taxes	36,386	36,957	32,900	30,392	26,303
Contract liabilities	23,330	19,856	24,222	26,791	22,717
Operating lease liabilities	19,345	18,856	18,318	18,262	17,696
Other current liabilities and accrued expenses	85,895	86,366	86,010	87,272	89,341
Current portion of long-term debt	25,063	46,908	67,911	66,336	44,797
Total current liabilities	437,835	461,254	448,436	452,601	428,587

Other non-current liabilities	19,368	15,308	14,822	14,812	16,283
Long-term operating lease liabilities	141,058	144,401	144,839	150,632	146,891
Long-term debt, less current portion	569,462	488,949	502,745	493,751	488,322
Long-term loans from shareholders*	58,897	59,101	58,213	57,592	56,617
Deferred tax liabilities	36,445	24,315	23,367	22,029	25,778
Total liabilities	1,263,065	1,193,328	1,192,422	1,191,417	1,162,478

Shareholders' Equity:
Common Stock	76,977	76,999	77,158	77,217	77,260
Additional paid-in capital	651,531	652,425	652,736	654,231	655,180
Treasury shares, at cost	-257	-257	-257	-257	-257
Retained earnings	50,721	57,551	56,300	64,865	73,734
Accumulated other comprehensive income	33,277	28,183	28,730	28,248	31,770
Total Shareholders' equity attributable to AEBI	812,249	814,901	814,667	824,304	837,687
Non-controlling interest	46	50	26	-10	-26
Total Shareholders' equity	812,295	814,951	814,693	824,294	837,661

TOTAL LIABILITIES AND EQUITY	2,075,360	2,008,279	2,007,115	2,015,711	2,000,139

* Q3 2025 figure previously included in “Long-term debt, less current portion” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025; presented above as “Long-term loans from shareholders” for comparison purposes"

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS ($k)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Cash flows from operating activities:
Net income (loss)	1,194	8,772	671	10,474	10,798
Depreciation and amortization	14,990	16,159	13,803	14,152	13,071
Non-cash stock based compensation expense	5,288	1,903	1,003	1,573	490
Foreign exchange (gains) losses on debt	-250	-371	300	-23	-930
Non-cash financing costs	4,366	-2,749	457	457	457
Changes in valuation of liability for employee share plan	-6,377	0	0	0	0
Deferred taxes	-5,301	4,001	2,355	599	3,973
Pension	-176	-1,788	-119	-118	-111
Other, net	157	829	-9	6	-36
Changes in operating assets and liabilities:
Accounts receivable and contract assets	-37,802	-12,728	38,445	-17,754	-7,355
Inventories	4,331	38,639	-35,777	-10,132	-15,230
Accounts payable	23,933	4,584	-32,060	5,542	4,500
Contract liabilities	911	-10,716	4,641	4,663	-622
Income tax payable and receivable	2,382	-6,150	-2,364	-1,980	2,430
Accrued compensation and related taxes	16,314	-110	-3,206	-2,368	-4,037
Other current liabilities and accrued expenses	-26,599	-2,120	0	0	-19,354
Other assets and liabilities	-697	-4,631	-5,879	2,016	20,983
Net cash used in/provided by operating activities	-3,336	33,524	-17,739	7,107	9,028

Cash flows from investing activities:
Purchases of property, plant and equipment	-5,237	-3,778	-1,934	-2,658	-3,627
Purchases of intangible assets	0	-2	0	0	0
Proceeds from sale of property, plant and equipment	-185	205	879	218	46
Net cash acquired in the acquisition of a business	19,905	-539	0	0	0
Net cash used in/provided by investing activities	14,483	-4,114	-1,055	-2,440	-3,581

Cash flows from financing activities:
Payments on debt	-514,000	-59,182	0	-9,460	-29,851
Proceeds from issuance of debt	574,635	0	41,255	501	3,754
Deferred payments related to historical transactions	0	0	-916	0	0
Payment of finance lease principal	-477	-320	-338	-506	-351
Payments of dividends	-2,082	-1,828	-2,001	-1,961	-1,941
Exercising and vesting of stock incentive awards	-1,966	-44	-1,170	-19	0
Net cash used in/provided by financing activities	56,110	-61,374	36,830	-11,445	-28,389

Effect of exchange rate changes on cash and cash equivalents	-4,865	4,505	-662	626	177
Net increase (decrease) in cash and cash equivalents	62,392	-27,459	17,374	-6,152	-22,765
Cash and cash equivalents at beginning of period	63,579	125,971	98,512	115,886	109,734
Cash and cash equivalents at end of period	125,971	98,512	115,886	109,734	86,969